                                                                 EXHIBIT 23.1


                           CONSENT OF INDEPENDENT AUDITORS

        We consent to the use of our reports dated January 23, 1996 incorporated herein by reference.



KPMG Peat Marwick LLP

Costa Mesa, California
May 23, 1996







                                       12